                            [LOGO OF SMITH BARNEY]

                        SMITH BARNEY ARIZONA MUNICIPALS
                                   Fund Inc.

SPECIAL DISCIPLINE SERIES

ANNUAL REPORT

MAY 31, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Arizona Municipals Fund Inc.

[PHOTO]

HEATH B. MCLENDON
Chairman

[PHOTO]

JOSEPH P. DEANE
Vice President and Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Arizona Municipals Fund Inc. ("Fund") for the year ended May 31, 2000. A detailed summary of the Fund's performance and investment strategy can be found in the appropriate sections below.1 We hope that you find this report to be useful and informative.

Performance Update

For the year ended May 31, 2000, the Fund's Class A shares, with and without sales charges, reported total negative returns of 6.54% and 2.64%, respectively. In comparison, the Lipper, Inc. peer group of Arizona tax-exempt funds returned a negative 2.96% for the same period. (Lipper, Inc. is an independent mutual fund-tracking organization.) For additional Fund performance information, please refer to pages 5 through 7. (Past performance is not indicative of future results).

Market and Economic Review

On May 16,2000,the Federal Reserve Board ("Fed") enacted the sixth in a series of interest rate hikes that began June 30, 1999, when the federal funds rate was at 4.75%. (The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.) With the federal funds rate presently at 6.50%, the cumulative effect of the interest rate increases so far, in our view, may begin to have a more pronounced effect in reducing inflationary pressures.

In our opinion, changes in the Fed's monetary policy generally take time to be absorbed into the economy. We believe that the recent market rallies are a result of monetary changes enacted six to nine months ago. In addition, barring a major change in the economy or the rate of inflation, we think it is likely that the Fed's monetary policy may be relatively benign for the remainder of 2000.


-----------------
1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the portfolio.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      1

Over the past several weeks, the performance of the bond market has shown signs of improvement amid a series of economic reports that suggest the economy is slowing and that the Fed may be close to completing its series of interest rate hikes. However, we also think that any further Fed policy actions may have already been comfortably priced into the bond market.

The inversion of the yield curve, while making us somewhat cautious, still indicates to us that the market believes inflation is under control. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve represents a unique situation whereby short-term interest rates are higher than long-term rates.) While the fundamentals in higher-quality tier securities are still sound and valuations have improved, poor technical conditions, most notably large pent-up issuance needs, may have created concern among many investors about the future prospects for municipal bonds. Yet, as we discuss later in the report, we are optimistic about current municipal bond opportunities.

The prospect of further Fed tightening may result in modest further increases in interest rates on securities with shorter maturities. In contrast, long-term rates are not likely to rise much. Our favorable outlook for inflation, plus the ongoing reduction in the supply of U.S. Treasuries, may help to contain the rise in long-term rates and further invert the Treasury yield curve (that is, long-term yields should fall even further below short-term yields).

In our view, modestly higher U.S. Treasury yields and a further increase in the inversion of the yield curve are likely as the Fed continues to push up short-term rates. A decrease in the amount of new issuance and more buy backs of currently outstanding debt, while already largely discounted by the market, may likely reinforce the inversion of the yield curve. In addition, we are presently seeing general positive market sentiment toward bonds of higher credit quality. We think that the short-end of the curve is racing to stay ahead of short-term rates. The inversion is not just a factor of the U.S. Treasury buy back program, but rather, it indicates that inflation may be under control and rates on longer-term paper still represent fair value.

Arizona Economic Highlights2

Arizona's economy has grown over the last eight years, as the state continues to implement business-friendly practices, leading to its top-five ranking in the nation in terms of fastest job growth. The majority of new jobs throughout Arizona have been primarily created by smaller businesses. Over the last year, nearly 40,000 businesses were established in the Grand Canyon State, and Arizona presently has the highest percentage of women-owned businesses in the U.S. at 41%.

--------------
2 Source: State of Arizona, Governor's Office

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

Another factor behind the growth of the state's economy was a general reduction in taxes. Over the last nine years, the Arizona's legislature has enacted $1.5 billion in tax cuts. Additionally, Arizona continues to score high marks in the New Economy, one marked by a shift to innovation and technology as opposed to mass production manufacturing. High technology companies have expanded their presence in the U.S. economy, especially in the state, which may have helped to further diversify Arizona's economy.

Investment Strategy

The Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital3. The Fund invests primarily in investment grade4 municipal securities.

Over the period covered by this report, the Fund continued to focus on high-quality issues and remained broadly diversified across various sectors. As of May 31, 2000, 87.8% of the Fund's holdings were rated investment grade. In addition, 49.4% of the Fund's portfolio was invested in AAA-rated bonds, the highest possible rating. At the end of the reporting period, the Fund's average weighted maturity5 was roughly 18.7 years. As of May 31, 2000, the Fund's largest holdings are concentrated in general obligation bonds (25.2%), hospital bonds (17.9%) and multi-family housing bonds (14.6%).

The Fund's investment strategy going forward may be three-fold:

     . We seek to lengthen maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;
     .   We seek to focus on investing in high-grade issues; and
     . We seek to invest in discount paper, an area where we believe we can obtain the best value.

Our aim is to sell off some of our shorter-term maturities that were defensive and stretch at the longer end of the yield curve to lock in today's higher rates. We see the best opportunity for potential reward right now at the long end of the yield curve.




----------------
3 Please note a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").
4 Investment-grade bonds are those rated Aaa,Aa,A and Baa by Moody's Investors Service, Inc. or AAA,AA,A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical ratings organization, or are determined by the manager to be of equivalent quality.
5 Average maturity is the average timeframe within the portfolio for which the debt instruments are due and payable.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      3

Municipal Bond Market Outlook
In our judgment, a number of influences remain favorable for the municipal bond market. The new-issue municipals may be expected to decline this year, boosting demand for bonds that are currently outstanding and enhancing interest for new municipal securities expected in 2000.

National fiscal trends may be another major positive. During past economic downturns, some municipal issuers faced declining tax receipts and were hard-pressed to repay their bond obligations. Today, many state and local governments have budget surpluses. We believe these surpluses may make investors more comfortable holding municipals, even in a downturn. Lastly, recent narrowing of spreads in the taxable market has made other fixed income alternatives less attractive on a relative basis. All of these trends help to explain why we remain optimistic about the long-term prospects for the municipal bond market.

In closing, thank you for investing in the Smith Barney Arizona Municipals Fund Inc. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,



/s/ Heath B. McLendon                /s/ Joseph P. Deane

Heath B. McLendon                    Joseph P. Deane
Chairman                             Vice President and
                                     Investment Officer

June 15, 2000



--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        -------------------
                        Beginning      End      Income     Capital Gain                Total
Year Ended               of Year     of Year   Dividends   Distributions   Capital   Returns(1)
===============================================================================================
5/31/00                  $10.31      $ 9.54      $0.48         $0.02        $0.00      (2.64)%
-----------------------------------------------------------------------------------------------
5/31/99                   10.54       10.31       0.49          0.13         0.00       3.79
-----------------------------------------------------------------------------------------------
5/31/98                   10.21       10.54       0.52          0.05         0.00       9.00
-----------------------------------------------------------------------------------------------
5/31/97                    9.95       10.21       0.53          0.00         0.00       8.06
-----------------------------------------------------------------------------------------------
5/31/96                   10.09        9.95       0.52          0.00         0.00       3.82
-----------------------------------------------------------------------------------------------
5/31/95                    9.82       10.09       0.54          0.06         0.00       9.38
-----------------------------------------------------------------------------------------------
5/31/94                   10.40        9.82       0.53          0.21         0.00       1.33
-----------------------------------------------------------------------------------------------
5/31/93                    9.84       10.40       0.57          0.08         0.02      12.92
-----------------------------------------------------------------------------------------------
5/31/92                    9.63        9.84       0.60          0.06         0.04       9.86
-----------------------------------------------------------------------------------------------
5/31/91                    9.49        9.63       0.68          0.00         0.00       8.92
===============================================================================================
Total                                            $5.46         $0.61        $0.06
===============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        -------------------
                        Beginning      End      Income     Capital Gain                Total
Year Ended               of Year     of Year   Dividends   Distributions   Capital   Returns(1)
===============================================================================================
5/31/00                  $10.30      $ 9.54      $0.42         $0.02        $0.00      (3.11)%
-----------------------------------------------------------------------------------------------
5/31/99                   10.54       10.30       0.44          0.13         0.00       3.15
-----------------------------------------------------------------------------------------------
5/31/98                   10.21       10.54       0.47          0.05         0.00       8.46
-----------------------------------------------------------------------------------------------
5/31/97                    9.95       10.21       0.48          0.00         0.00       7.53
-----------------------------------------------------------------------------------------------
5/31/96                   10.09        9.95       0.47          0.00         0.00       3.30
-----------------------------------------------------------------------------------------------
5/31/95                    9.82       10.09       0.49          0.06         0.00       8.78
-----------------------------------------------------------------------------------------------
5/31/94                   10.40        9.82       0.49          0.21         0.00       0.84
-----------------------------------------------------------------------------------------------
Inception*- 5/31/93        9.97       10.40       0.29          0.08         0.01       8.31+
===============================================================================================
Total                                            $3.55         $0.55        $0.01
===============================================================================================

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      5

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        -------------------
                        Beginning      End      Income     Capital Gain                Total
Year Ended               of Year     of Year   Dividends   Distributions   Capital   Returns(1)
===============================================================================================
5/31/00                  $10.30      $ 9.53      $0.42         $0.02        $0.00      (3.24)%
-----------------------------------------------------------------------------------------------
5/31/99                   10.53       10.30       0.43          0.13         0.00       3.21
-----------------------------------------------------------------------------------------------
5/31/98                   10.21       10.53       0.47          0.05         0.00       8.30
-----------------------------------------------------------------------------------------------
5/31/97                    9.95       10.21       0.47          0.00         0.00       7.49
-----------------------------------------------------------------------------------------------
5/31/96                   10.09        9.95       0.47          0.00         0.00       3.26
-----------------------------------------------------------------------------------------------
Inception*- 5/31/95        9.28       10.09       0.23          0.06         0.00      12.10+
===============================================================================================
Total                                            $2.49         $0.26        $0.00
===============================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                 Without Sales Charges(1)
                                                           ------------------------------------
                                                           Class A       Class B       Class L
===============================================================================================
Year Ended 5/31/00                                         (2.64)%       (3.11)%       (3.24)%
-----------------------------------------------------------------------------------------------
Five Years Ended 5/31/00                                    4.32          3.78          3.72
-----------------------------------------------------------------------------------------------
Ten Years Ended 5/31/00                                     6.35           N/A           N/A
-----------------------------------------------------------------------------------------------
Inception* through 5/31/00                                  6.50          4.84          5.56
===============================================================================================
                                                                   With Sales Charges(2)
                                                           ------------------------------------
                                                           Class A       Class B       Class L
===============================================================================================
Year Ended 5/31/00                                         (6.54)%       (7.27)%       (5.09)%
-----------------------------------------------------------------------------------------------
Five Years Ended 5/31/00                                    3.48          3.62          3.52
-----------------------------------------------------------------------------------------------
Ten Years Ended 5/31/00                                     5.91           N/A           N/A
-----------------------------------------------------------------------------------------------
Inception* through 5/31/00                                  6.17          4.84          5.38
===============================================================================================

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
================================================================================
Class A (5/31/90 through 5/31/00)                         85.05%
--------------------------------------------------------------------------------
Class B (Inception* through 5/31/00)                      43.04
--------------------------------------------------------------------------------
Class L (Inception* through 5/31/00)                      34.56
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.



--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                 Smith Barney Arizona Municipals Fund Inc. vs.
                  the Lehman Brothers Municipal Bond Index and
                     Lipper Arizona Municipal Fund Average+

                                    [GRAPH]

--------------------------------------------------------------------------------

                              May 1990 -- May 2000

              Smith Barney Arizona      Lehman Brothers         Lipper Arizona
              Municipals Fund Inc.    Municipal Bond Index    Peer Group Average

May-90              9,596                   10,000                  10,000
May-91             10,452                   11,008                  10,853
May-92             11,482                   12,089                  11,943
May-93             12,965                   13,536                  13,440
May-94             13,137                   13,870                  13,656
May-95             14,369                   15,134                  14,885
May-96             14,918                   15,826                  15,412
May-97             16,121                   17,136                  16,611
May-98             17,572                   18,744                  18,061
May-99             18,239                   19,622                  18,717
May-00             17,757                   19,610                  18,163

+ Hypothetical illustration of $10,000 invested in Class A shares on May 31, 1990, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2000. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Lipper Arizona Municipal Fund Average is composed of the Fund's peer group of mutual funds (40 funds as of May 31, 2000). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                    May 31, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

                              Industry Breakdown

                        25.2%                 General Obligation
                        17.9%                 Hospitals
                        14.6%                 Housing:  Multi-Family
                        10.7%                 Miscellaneous
                         8.1%                 Water & Sewer
                         5.8%                 Pollution Control
                         5.5%                 Industrial Development
                         4.1%                 Utility
                         3.5%                 Housing: Single-Family
                         1.6%                 Life Care Systems
                         1.6%                 Escrowed to Maturity
                         1.4%                 Pre-Refunded



Summary of Investments by Combined Ratings

                                    Standard &              Percentage of
         Moody's        and/or        Poor's             Total Investments
--------------------------------------------------------------------------------
           Aaa                         AAA                    49.4%
           Aa                          AA                     21.7
            A                           A                      9.9
           Baa                         BBB                     6.8
           Ba                          BB                      1.6
          VMIG 1                       A-1                     0.8
           NR                          NR                      9.8
                                                             ------
                                                             100.0%
                                                             ======



--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      9

--------------------------------------------------------------------------------
Schedule of Investments                                            May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                     SECURITY                                         VALUE
====================================================================================================
Escrowed to Maturity -- 1.6%
$  250,000    AAA    Arizona State Municipal Financing Program, COP, Series 20,
                        BIG-Insured, (Escrowed to maturity with U.S. government
                        securities), 7.625% due 8/1/06                                    $  269,375
   500,000    AAA    Maricopa County IDA, Hospital Revenue, Series A,
                        Samaritan Health Services, MBIA-Insured,
                        7.000% due 12/1/16                                                   565,625
----------------------------------------------------------------------------------------------------
                                                                                             835,000
----------------------------------------------------------------------------------------------------
General Obligation -- 25.2%
                     Maricopa County GO:
                        Elementary School District No. 8, Osborne Elementary
                           School District:
 1,000,000    A1*             7.500% due 7/1/09                                            1,150,000
   600,000    AAA             FGIC-Insured, (Partially Pre-Refunded-- Escrowed
                                 with U.S. government securities to 7/1/06
                                 Call @ 101), 5.875% due 7/1/14                              612,750
   650,000    AAA       Elementary School District No. 14, (Creighton School
                           Improvement Project 1990), Series C, FGIC-Insured,
                           (Partially escrowed to maturity with U.S. government
                           securities), 6.500% due 7/1/08                                    703,625
 1,000,000    AAA       Elementary School District No. 40, (Glendale School
                           Improvement), AMBAC-Insured, 6.300% due 7/1/11                  1,051,250
 1,000,000    AAA       Elementary School District No. 68, Alhambra Refunding
                           and Improvement Project, AMBAC-Insured, (Partially
                           Pre-Refunded -- Escrowed with U.S. government
                           securities to 7/1/03 Call @ 102), 5.625% due 7/1/13             1,015,000
   635,000    AAA       School District No. 80, Chandler Unified School District,
                           FGIC-Insured, (Un-Refunded Balance), 5.800% due 7/1/12            647,700
                        Unified School District. No. 11, Peoria Unified School District,
                           MBIA-Insured, (Un-Refunded Balance):
   635,000    AAA             6.400% due 7/1/10                                              650,494
   500,000    AAA             7.000% due 7/1/10                                              515,295
                     Maricopa County Unified High School District No. 210, GO,
                        (Phoenix Project of 1995):
 1,000,000    AA           Series B, (Partially Pre-Refunded-- Escrowed with
                              U.S. government securities to 7/1/06 Call @ 101),
                              5.375% due 7/1/13 (b)                                        1,020,000
   370,000    AAA          Union High School District No. 216, FGIC-Insured,
                              (Un-Refunded Balance), 6.700% due 7/1/11                       374,240
 1,250,000    AA+    Phoenix Civic Improvement Corp., (New City Hall Project),
                        5.100% due 7/1/28                                                  1,079,688
 1,400,000    AA+    Phoenix GO, Refunding, Series A, 6.250% due 7/1/17                    1,482,250


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                 May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                     SECURITY                                         VALUE
====================================================================================================
General Obligation -- 25.2% (continued)
$  400,000    A      Phoenix Special Assignment, Central Avenue Improvement
                        District, 7.000% due 1/1/06                                      $   402,644
 1,000,000    AAA    Pima County GO, Unified School District No. 1, Tucson,
                        FGIC-Insured, 7.500% due 7/1/10                                    1,163,750
   500,000    AAA    Pinal County Unified School District No. 43, GO, Apache
                        Junction, Series A, FGIC-Insured, 5.850% due 7/1/15                  507,500
   500,000    A      Scottsdale Mountain Communication Facilities District, GO,
                        District No. 3, Series A, 6.200% due 7/1/17                          494,375
   285,000    AAA    Tempe Union High School District No. 213, GO, FGIC-Insured,
                        (Un-Refunded Balance), 6.000% due 7/1/10                             294,263
----------------------------------------------------------------------------------------------------
                                                                                          13,164,824
----------------------------------------------------------------------------------------------------
Hospitals -- 17.9%
 1,500,000    A2*    Arizona Health Facilities Authority, Hospital Systems Revenue,
                        Phoenix Childrens Hospital, Series A, 6.125% due 11/15/22          1,430,625
                     Maricopa County Hospital Revenue, Sun Health Corp.:
 1,500,000    Baa1*     5.900% due 4/1/09                                                  1,436,250
 1,000,000    Baa1*     6.125% due 4/1/18                                                    913,750
 2,000,000    AA+    Maricopa County IDA, Hospital Revenue, Mayo Clinic,
                        5.250% due 11/15/37                                                1,702,500
 3,000,000    AAA    Mesa, AZ IDA, Discovery Health Systems, Series A,
                        MBIA-Insured, 5.625% due 1/1/29                                    2,801,250
 1,070,000    AAA    Phoenix IDA, Hospital Revenue, John C. Lincoln Hospital,
                        FSA-Insured, 5.400% due 12/1/10                                    1,063,313
----------------------------------------------------------------------------------------------------
                                                                                           9,347,688
----------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 14.6%
                     Maricopa County IDA, Multi-Family Housing Revenue:
   500,000    AAA       Metro Gardens-Mesa Ridge Project, Series A,
                           MBIA-Insured, 5.650% due 7/1/19                                   477,500
 1,780,000    AAA       Mortgage Loan, Series A, FHA-Insured, 5.900% due 7/1/24            1,726,600
 2,125,000    NR        Stanford Court Apartments, Series B, 6.250% due 7/1/18             1,965,625
                     Phoenix IDA:
   650,000    AAA       Mortgage Revenue, (Chris Ridge Village Project),
                           FHA-Insured, 6.750% due 11/1/12                                   669,500
                        Multi-Family Housing Revenue:
                           Ventana Palms Apartments Project, Series A, MBIA-Insured:
   150,000    Aaa*            6.100% due 10/1/19                                             149,438
   950,000    Aaa*            6.150% due 10/1/29                                             939,312
 1,000,000    AA           Woodstone & Silver Springs, 6.250% due 4/1/23                   1,006,250
   450,000    AA     Pima County IDA, Multi-Family Housing Revenue,
                        Rancho Mirage Project, 7.050% due 4/1/22 (c)                         457,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                 May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                     SECURITY                                         VALUE
====================================================================================================
Housing: Multi-Family -- 14.6% (continued)
$  225,000    AAA    Sierra Vista IDA, Multi-Family Housing, (Mountain
                        Steppes Apartment Project), FNMA-Collateralized,
                        7.125% due 12/1/10                                                $  226,251
----------------------------------------------------------------------------------------------------
                                                                                           7,618,351
----------------------------------------------------------------------------------------------------
Housing: Single-Family -- 3.5%
   310,000    AAA    Phoenix IDA, Single-Family Mortgage Revenue,
                        GNMA/FNMA/FHLMC-Collateralized, 6.300% due 12/1/12 (c)               315,425
                     Pima County IDA, Single-Family Mortgage Revenue:
   845,000    AAA       GNMA-Collateralized, 6.750% due 11/1/27 (c)                          862,956
   640,000    AAA       Series A, GNMA/FNMA/FHLMC-Collateralized,
                           6.250% due 11/1/30 (c)                                            636,000
----------------------------------------------------------------------------------------------------
                                                                                           1,814,381
----------------------------------------------------------------------------------------------------
Industrial Development -- 5.5%
   750,000    NR     Navajo County IDA, IDR, (Stone Container Corp. Project),
                        7.400% due 4/1/26 (c)                                                728,438
                     Pima County IDA, Industrial Revenue Refunding:
   665,000    AAA       FSA-Insured, 7.250% due 7/15/10                                      705,731
 1,000,000    Ba3*      Tucson Electric Power Co. Project, Series B,
                           6.000% due 9/1/29                                                 853,750
                     Tempe IDA, IDR, Friendship Village Refunding, Series A:
   350,000    NR        6.200% due 12/1/03                                                   344,312
   250,000    NR        6.250% due 12/1/04                                                   244,375
----------------------------------------------------------------------------------------------------
                                                                                           2,876,606
----------------------------------------------------------------------------------------------------
Life Care Systems -- 1.6%
 1,000,000    NR     Flagstaff IDA, Living Community Revenue,
                        (Northern Community Project), 6.200% due 9/1/28                      842,500
----------------------------------------------------------------------------------------------------
Miscellaneous -- 10.7%
   520,000    AAA    Arizona State COP, Series B, AMBAC-Insured,
                        6.250% due 9/1/10                                                    542,750
   750,000    Aa*    Arizona Student Loan Revenue Acquisition Authority,
                        Series B, 6.600% due 5/1/10 (c)                                      768,750
   500,000    AAA    Casa Grande Excise Tax Revenue, FGIC-Insured,
                        6.200% due 4/1/15                                                    511,875
 1,000,000    AA+    Phoenix, AZ Civic Improvement Corp., Excise Tax Revenue,
                        Sr. Lien, (Municipal Courthouse Project), Series A,
                        5.250% due 7/1/24                                                    892,500
                     Sierra Vista Municipal Property Corp., AMBAC-Insured:
   355,000    AAA       6.000% due 1/1/11                                                    365,206
   500,000    AAA       6.150% due 1/1/15                                                    514,375

                       See Notes to Financial Statements.

------------------------------------------------------------------------------
 12                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                 May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                     SECURITY                                         VALUE
====================================================================================================
Miscellaneous -- 10.7% (continued)
$1,000,000    AA     Tucson COP, 6.375% due 7/1/09                                        $1,048,750
   890,000    AAA    Tucson Local Development Finance Corp., Lease Revenue,
                         FGIC-Insured, (Un-Refunded Balance), 6.250% due 7/1/12              928,938
----------------------------------------------------------------------------------------------------
                                                                                           5,573,144
----------------------------------------------------------------------------------------------------
Pollution Control -- 5.8%
                     Coconino County Pollution Control Corp. Revenue Refunding:
 1,000,000    A-        Arizona Public Service Co., Series A, 5.875% due 8/15/28             931,250
 1,000,000    BBB       Nevada Power Co. Project, 6.375% due 10/1/36 (c)                     930,000
                     Maricopa County Pollution Control Corp. PCR:
   100,000    A-1+      Series A, 4.450% due 5/1/29 (d)                                      100,000
   300,000    A-1+      Series B, 4.450% due 5/1/29 (d)                                      300,000
   850,000    A-     Navajo County PCR, Arizona Public Service Co., Series A,
                        5.875% due 8/15/28                                                   791,562
----------------------------------------------------------------------------------------------------
                                                                                           3,052,812
----------------------------------------------------------------------------------------------------
Pre-Refunded -- 1.4%
   715,000    AAA    Tempe Union High School District No. 213, GO, FGIC-Insured,
                        (Pre-Refunded -- Escrowed with state and local government
                        securities to 7/1/04 Call @ 101), 6.000% due 7/1/10                  746,281
----------------------------------------------------------------------------------------------------
Utility -- 4.1%
 1,000,000    AA+    Mohave County IDA, IDR, (Citizens Utility Project),
                        Series B, 7.050% due 8/1/20                                        1,023,500
   250,000    BBB-   Prescott Valley Improvement District, Special Assessment,
                        Sewer Collection System, Roadway Repair,
                        7.900% due 1/1/12                                                    269,375
 1,000,000    AA-    Yavapai County IDA, IDR, (Citizens Utilities Co. Project),
                        5.450% due 6/1/33 (c)                                                877,500
----------------------------------------------------------------------------------------------------
                                                                                           2,170,375
----------------------------------------------------------------------------------------------------
Water & Sewer -- 8.1%
 1,000,000    AAA    Chandler Water & Sewer Revenue Refunding,
                        FGIC-Insured, 6.250% due 7/1/13                                    1,027,500
 1,000,000    NR     Gilbert Water Reserve Municipal Property Corp.,
                        Water & Wastewater Systems Revenue, Sub. Lien
                        Connection Development Fee, 6.875% due 4/1/16                      1,006,250
 1,000,000    AAA    Maricopa County IDA, Water System Revenue, Chaparral
                        Water Co. Improvement, Series A, AMBAC-Insured,
                        5.400% due 12/1/22 (c)                                               903,750
 1,000,000    Aaa*   Pima County, Metropolitan Domestic Water Improvement
                        District, FGIC-Insured, 4.875% due 1/1/19                            860,000

                       See Notes to Financial Statements.

------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                   13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                 May 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                     SECURITY                                         VALUE
====================================================================================================
Water & Sewer -- 8.1% (continued)
                     Sedona Wastewater Municipal Property Corp. Excise Tax
                        Revenue, Capital Appreciation, MBIA-Insured:
$1,000,000    AAA          Zero coupon due 7/1/23                                        $   243,750
 1,000,000    AAA          Zero coupon due 7/1/24                                            230,000
----------------------------------------------------------------------------------------------------
                                                                                           4,271,250
----------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $53,610,066**)                                             $52,313,212
====================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 15 and 16 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB     -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B      -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of postion characterizes in this class.

NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.



--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     15

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG        -- Association of Bay Area
               Governments
AIG         -- American International Guaranty
AMBAC       -- AMBAC Indemnity Corporation
BAN         -- Bond Anticipation Notes
BIG         -- Bond Investors Guaranty
CGIC        -- Capital Guaranty Insurance
CHFCLI      -- California Health Facility
               Construction Loan Insurance
CONNIE
  LEE       -- College Construction Loan
               Insurance Association
COP         -- Certificate of Participation
EDA         -- Economic Development Authority
FGIC        -- Financial Guaranty Insurance
               Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage
               Corporation
FLAIRS      -- Floating Adjustable Interest Rate
               Securities
FNMA        -- Federal National Mortgage
               Association
FRTC        -- Floating Rate Trust Certificates
FSA         -- Financial Security Assurance
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage
               Association
GO          -- General Obligation

HDC         -- Housing Development
               Corporation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Authority
IDB         -- Industrial Development Board
IDR         -- Industrial Development Revenue
INFLOS      -- Inverse Floaters Company
ISD         -- Independent School District
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors
               Assurance Corporation
MVRICS      -- Municipal Variable Rate Inverse
               Coupon Security
PCR         -- Pollution Control Revenue
PSF         -- Permanent School Fund
RAN         -- Revenue Anticipation Notes
RIBS        -- Residual Interest Bonds
RITES       -- Residual Interest Tax-Exempt
               Securities
SYCC        -- Structured Yield Curve
               Certificate
TAN         -- Tax Anticipation Notes
TECP        -- Tax-Exempt Commercial Paper
TOB         -- Tender Option Bonds
TRAN        -- Tax and Revenue Anticipation
               Notes
VA          -- Veterans Administration
VRDD        -- Variable Rate Daily Demand
VRWE        -- Variable Rate Wednesday
               Demand

--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                 May 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $53,610,066)                           $52,313,212
   Interest receivable                                                     1,050,701
   Receivable for Fund shares sold                                           107,000
   Receivable for securities sold                                             10,000
------------------------------------------------------------------------------------
   Total Assets                                                           53,480,913
------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                          30,337
   Administration fees payable                                                15,457
   Investment advisory fees payable                                           10,208
   Distribution fees payable                                                   5,550
   Payable to bank                                                             3,237
   Accrued expenses                                                           43,749
------------------------------------------------------------------------------------
   Total Liabilities                                                         108,538
------------------------------------------------------------------------------------
Total Net Assets                                                         $53,372,375
====================================================================================
NET ASSETS:
   Par value of capital shares                                                $5,596
   Capital paid in excess of par value                                    55,953,354
   Undistributed net investment income                                        25,260
   Accumulated net realized loss from security transactions               (1,314,981)
   Net unrealized depreciation of investments                             (1,296,854)
------------------------------------------------------------------------------------
Total Net Assets                                                         $53,372,375
====================================================================================
Shares Outstanding:
   Class A                                                                 3,829,052
   ---------------------------------------------------------------------------------
   Class B                                                                 1,662,843
   ---------------------------------------------------------------------------------
   Class L                                                                   103,754
   ---------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                              $9.54
   ---------------------------------------------------------------------------------
   Class B *                                                                   $9.54
   ---------------------------------------------------------------------------------
   Class L **                                                                  $9.53
   ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value per share)           $9.94
   ---------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)           $9.63
====================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     17

--------------------------------------------------------------------------------
Statement of Operations                          For the Year Ended May 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                                  $3,600,978
---------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 4)                                                   185,720
   Investment advisory fees (Note 4)                                            182,295
   Administration fees (Note 4)                                                 121,530
   Audit and legal                                                               34,694
   Shareholder and system servicing fees                                         31,650
   Shareholder communications                                                    27,479
   Registration fees                                                             17,486
   Directors' fees                                                               13,231
   Pricing service fees                                                           9,296
   Custody                                                                        2,605
   Other                                                                          5,918
---------------------------------------------------------------------------------------
   Total Expenses                                                               631,904
---------------------------------------------------------------------------------------
Net Investment Income                                                         2,969,074
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5):
   Realized Loss From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                                    18,286,912
      Cost of securities sold                                                19,601,893
---------------------------------------------------------------------------------------
   Net Realized Loss                                                         (1,314,981)
---------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
       Beginning of year                                                      2,322,871
       End of year                                                           (1,296,854)
---------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                   (3,619,725)
---------------------------------------------------------------------------------------
Net Loss on Investments                                                      (4,934,706)
---------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                      $(1,965,632)
=======================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                  For the Years Ended May 31,
--------------------------------------------------------------------------------

                                                                              2000             1999
======================================================================================================
OPERATIONS:
   Net investment income                                                   $2,969,074       $3,062,176
   Net realized gain (loss)                                                (1,314,981)         541,999
   Increase in net unrealized depreciation                                 (3,619,725)      (1,166,957)
------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                       (1,965,632)       2,437,218
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                                   (2,827,648)      (3,111,183)
   Net realized gains                                                        (104,307)        (875,676)
------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                                        (2,931,955)      (3,986,859)
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                         6,255,392        9,529,906
   Net asset value of shares issued for
      reinvestment of dividends                                             1,565,941        2,340,052
   Cost of shares reacquired                                              (16,548,279)     (10,102,134)
------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
      Fund Share Transactions                                              (8,726,946)       1,767,824
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         (13,624,533)         218,183

NET ASSETS:
   Beginning of year                                                       66,996,908       66,778,725
------------------------------------------------------------------------------------------------------
   End of year*                                                           $53,372,375      $66,996,908
======================================================================================================
*  Includes undistributed (overdistributed) net investment income of:         $25,260        $(116,166)
======================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     19

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income,adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.30% of average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period from October 1, 1999 through May 31, 2000, the Fund paid transfer agent fees of $9,074 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the year ended May 31, 2000, CFBDS and SSB received sales charges of $42,000 and $3,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to CFBDS for Class B and L shares were approximately $21,000 and $3,000, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the year ended May 31, 2000, total Distribution Plan fees were:

                                        Class A      Class B      Class L
================================================================================
Distribution Plan Fees                  $62,977     $113,358       $9,385
================================================================================

All officers and one Director of the Fund are employees of SSB.

5. Investments

During the year ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                     $ 9,330,140
--------------------------------------------------------------------------------
Sales                                                          18,286,912
================================================================================

At May 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                 $   831,661
Gross unrealized depreciation                                  (2,128,515)
--------------------------------------------------------------------------------
Net unrealized depreciation                                   $(1,296,854)
================================================================================

6. Capital Loss Carryforward

At May 31, 2000, the Fund had, for Federal income tax purposes, approximately $363,000 of unused capital loss carryforwards available to offset future capital gains expiring May 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Capital Shares

At May 31, 2000, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares.

At May 31,2000, total paid-in capital amounted to the following for each class:

                                    Class A         Class B          Class L
================================================================================
Total Paid-in Capital             $37,465,379     $17,396,272      $1,097,299
================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended                        Year Ended
                                           May 31, 2000                      May 31, 1999
                                    --------------------------        --------------------------
                                      Shares          Amount            Shares          Amount
================================================================================================
Class A
Shares sold                           406,286       $4,006,375          565,684       $5,979,130
Shares issued on reinvestment         115,173        1,123,438          159,517        1,675,545
Shares reacquired                  (1,181,404)     (11,492,768)        (617,474)      (6,479,448)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (659,945)     $(6,362,955)         107,727       $1,175,227
================================================================================================
Class B
Shares sold                           190,200       $1,863,743          255,767       $2,691,766
Shares issued on reinvestment          41,333          402,977           58,850          617,705
Shares reacquired                    (419,089)      (4,083,515)        (335,973)      (3,529,430)
------------------------------------------------------------------------------------------------
Net Decrease                         (187,556)     $(1,816,795)         (21,356)       $(219,959)
================================================================================================
Class L*
Shares sold                            38,505         $385,274           81,638         $859,010
Shares issued on reinvestment           4,044           39,526            4,462           46,802
Shares reacquired                     (99,139)        (971,996)          (8,855)         (93,256)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (56,590)       $(547,196)          77,245         $812,556
================================================================================================

* On June 12, 1998, Class C shares were renamed Class L shares.

8. Subsequent Event

Effective June 5, 2000, the Board of Directors of the Fund approved a Distribution Agreement with SSB, replacing the Distribution Agreement with CFBDS.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     23

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended May 31:

Class A Shares                                      2000(1)        1999(1)       1998          1997          1996
==================================================================================================================
Net Asset Value, Beginning of Year                 $10.31        $10.54        $10.21         $9.95        $10.09
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                          0.50          0.49          0.50          0.53          0.53
   Net realized and unrealized gain (loss)          (0.77)        (0.10)         0.40          0.26         (0.15)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.27)         0.39          0.90          0.79          0.38
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.48)        (0.49)        (0.52)        (0.53)        (0.52)
   Net realized gains                               (0.02)        (0.13)        (0.05)           --            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.50)        (0.62)        (0.57)        (0.53)        (0.52)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $9.54        $10.31        $10.54        $10.21         $9.95
------------------------------------------------------------------------------------------------------------------
Total Return                                        (2.64)%        3.79%         9.00%         8.06%         3.82%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $36,524       $46,279       $46,183       $37,304       $40,917
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                       0.88%         0.88%         0.85%         0.88%         0.82%
   Net investment income                             5.09          4.64          4.87          5.17          5.20
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                16%           41%           42%           27%           22%
==================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser waived all or part of its fees for the year ended May 31, 1996. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 0.99%, respectively.

--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended May 31:

Class B Shares                                         2000(1)       1999(1)       1998          1997          1996
=====================================================================================================================
Net Asset Value, Beginning of Year                   $10.30        $10.54        $10.21         $9.95        $10.09
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                            0.45          0.43          0.45          0.48          0.48
   Net realized and unrealized gain (loss)            (0.77)        (0.10)         0.40          0.26         (0.15)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   (0.32)         0.33          0.85          0.74          0.33
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.42)        (0.44)        (0.47)        (0.48)        (0.47)
   Net realized gains                                 (0.02)        (0.13)        (0.05)           --            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.44)        (0.57)        (0.52)        (0.48)        (0.47)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $9.54        $10.30        $10.54        $10.21         $9.95
---------------------------------------------------------------------------------------------------------------------
Total Return                                          (3.11)%        3.15%         8.46%         7.53%         3.30%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year(000s)                       $15,860       $19,066       $19,721       $19,886       $22,369
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                         1.41%         1.42%         1.38%         1.39%         1.33%
   Net investment income                               4.56          4.11          4.35          4.66          4.69
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  16%           41%           42%           27%           22%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser waived all or part of its fees for the year ended May 31, 1996. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 1.50%, respectively.

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     25

--------------------------------------------------------------------------------
Financial Hightlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended May 31:

Class L Shares                                      2000(1)      1999(1)(2)  1998        1997        1996
============================================================================================================
Net Asset Value, Beginning of Year                $10.30       $10.53      $10.21       $9.95      $10.09
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                         0.43         0.42        0.45        0.47        0.48
   Net realized and unrealized gain (loss)         (0.76)       (0.09)       0.39        0.26       (0.15)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.33)        0.33        0.84        0.73        0.33
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.42)       (0.43)      (0.47)      (0.47)      (0.47)
   Net realized gains                              (0.02)       (0.13)      (0.05)         --          --
------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.44)       (0.56)      (0.52)      (0.47)      (0.47)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $9.53       $10.30      $10.53      $10.21       $9.95
------------------------------------------------------------------------------------------------------------
Total Return                                       (3.24)%       3.21%       8.30%       7.49%       3.26%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $988       $1,652        $875        $822        $554
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                      1.56%        1.44%       1.42%       1.42%       1.39%
   Net investment income                            4.38         4.09        4.30        4.63        4.63
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               16%          41%         42%         27%         22%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) The investment adviser waived all or part of its fees for the year ended May 31, 1996. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 1.56%, respectively.

--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Smith Barney Arizona Municipals Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Arizona Municipals Fund Inc. as of May 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Arizona Municipals Fund Inc. as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                                        KPMG LLP


New York, New York
July 13, 2000

--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     27

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31,2000:

     . 100.00% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

     .    Long-term capital gain distributions paid of $19,211.

--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

                              [SMITH BARNEY LOGO]


Directors
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


Salomon Smith Barney is a service mark of Salomon Smith Barney, Inc.


Smith Barney Arizona
Municipals Fund Inc.
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD2223 7/00